                                  SCHEDULE 14A
                                 (Rule 14a-101)

                            SCHEDULE 14A INFORMATION

   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

                          Filed by the Registrant [ X ]
                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

                         [ ] Preliminary Proxy Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))
                         [X] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
             [ ] Soliciting Material Pursuant to Section 240.14a-12

                               LEADER MUTUAL FUNDS

                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:
                                       N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
                                       N/A

4) Proposed maximum aggregate value of transaction:
                                       N/A

5) Total fee paid:
                                       N/A

[ ] Fee paid previously with preliminary materials:
                                       N/A

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid:
N/A

2) Form, Schedule or Registration Statement No.:
N/A

3) Filing Party:
N/A

4) Date Filed:
                                       N/A

                              LEADER MUTUAL FUNDS
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 (800) 219-4182

                                                                November 4, 2004

Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of LEADER Mutual Funds (the "Trust"), which will be held on November 22, 2004 at 10:00 a.m., Eastern Time, at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio.

     As a result of the recent merger of Union Planters Corporation with Regions Financial Corporation, the Board of Trustees is recommending that shareholders approve a new investment advisory agreement with Morgan Asset Management, Inc.

     THE MATTERS TO BE ACTED UPON AT THE MEETING WITH RESPECT TO EACH SERIES OF THE TRUST ARE DESCRIBED IN THE ATTACHED NOTICE AND PROXY STATEMENT.

     Although we would like very much to have each shareholder attend the meeting, we realize this is not possible. Whether or not you plan to be present at the meeting, we need your vote. WE URGE YOU TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR THIS PURPOSE.

     If you return your proxy promptly, you can help avoid the expense of follow-up mailings to achieve a quorum so that the business of the meeting can be conducted. Proxies may be revoked at any time before they are voted by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the meeting, requesting return of a proxy and voting in person.

     We look forward to seeing you at the meeting or receiving your proxy so that your shares may be voted at the meeting.

                                           By Order of the Board of Trustees,

                                           CHARLES J. DALY
                                           Secretary

                              LEADER MUTUAL FUNDS
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 (800) 219-4182

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of LEADER Mutual Funds:

     A Special Meeting of Shareholders (the "Meeting") of LEADER Mutual Funds (the "Trust") will be held on November 22, 2004 at 10:00 a.m., Eastern Time, at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio, for the following purposes:

     1. To approve a new investment advisory agreement between the Trust and Morgan Asset Management, Inc. ("MAM") in the form set forth in Appendix A to the attached Proxy Statement; and

     2. To consider such other matters as may properly come before the Meeting.

                                           By Order of the Board of Trustees,

                                           CHARLES J. DALY
                                           Secretary
November 4, 2004

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO YOU WILL BE REPRESENTED AT THE MEETING.

                              LEADER MUTUAL FUNDS
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219
                                 (800) 219-4182

                                PROXY STATEMENT

GENERAL

     The enclosed proxy is solicited by the Trustees of LEADER Mutual Funds ("LEADER Funds" or the "Trust") for use at the Special Meeting of Shareholders (the "Meeting") to be held on November 22, 2004 at 10:00 a.m., Eastern Time, at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). Shareholders of record at the close of business on October 4, 2004 (the "Record Date") are entitled to be present and to vote at the Meeting or any adjourned session thereof. The Notice, proxy and this Proxy Statement have been mailed to such shareholders of record on or about November 4, 2004.

     The Trust currently consists of the following eight series of shares:

     LEADER Growth Equity Fund, LEADER Growth & Income Fund, LEADER Balanced Fund, LEADER Tax-Exempt Bond Fund, LEADER Intermediate Bond Fund, LEADER Short Term Bond Fund, LEADER Tax-Exempt Money Market Fund and LEADER Money Market Fund (each a "Fund" and, together, the "Funds").

     THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED AUGUST 31, 2003 AND THE SEMI-ANNUAL REPORT DATED FEBRUARY 29, 2004 TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS MAY REQUEST COPIES BY WRITING THE TRUST AT 3435 STELZER ROAD, COLUMBUS, OHIO 43219, OR BY CALLING TOLL-FREE AT
(800) 219-4182.

     All shareholders of record at the close of business on the Record Date are entitled to one vote for each share of each class of each Fund held and a proportionate fractional vote for each fractional share. As of the Record Date, there were issued and outstanding the following number of shares of each class of each Fund:

                                                       SHARES ISSUED
NAME OF FUND                                          AND OUTSTANDING
------------                                          ---------------
LEADER GROWTH EQUITY FUND
  Investor A Shares................................       539,645.803
  Investor B Shares................................        37,667.862
  Institutional Shares.............................     3,016,459.485
                                                      ---------------
     TOTAL.........................................     3,593,773.150

LEADER GROWTH & INCOME FUND
  Investor A Shares................................       467,510.791
  Investor B Shares................................        63,749.517
  Institutional Shares.............................     5,420,322.221
                                                      ---------------
     TOTAL.........................................     5,951,582.529

LEADER BALANCED FUND
  Investor A Shares................................       144,411.375
  Investor B Shares................................       108,490.654
  Institutional Shares.............................     5,219,963.392
                                                      ---------------
     TOTAL.........................................     5,472,865.421

LEADER TAX-EXEMPT BOND FUND
  Investor A Shares................................       194,586.125
  Investor B Shares................................       143,803.625
  Institutional Shares.............................     1,283,371.261
                                                      ---------------
     TOTAL.........................................     1,621,761.011

LEADER INTERMEDIATE BOND FUND
  Investor A Shares................................       556,588.625
  Investor B Shares................................        67,833.284
  Institutional Shares.............................     7,398,581.812
                                                      ---------------
     TOTAL.........................................     8,023,003.721

LEADER SHORT TERM BOND FUND
  Investor A Shares................................       659,929.283
  Investor B Shares................................       132,064.980
  Institutional Shares.............................     6,105,485.910
                                                      ---------------
     TOTAL.........................................     6,897,480.173

LEADER TAX-EXEMPT MONEY MARKET FUND
  Investor A Shares................................     2,115,606.850
  Institutional Shares.............................    16,503,673.700
  Sweep Shares.....................................     1,109,281.400
                                                      ---------------
     TOTAL.........................................    19,728,561.950


                                                       SHARES ISSUED
NAME OF FUND                                          AND OUTSTANDING
------------                                          ---------------
LEADER MONEY MARKET FUND
  Investor A Shares................................    62,667,155.590
  Institutional Shares.............................   123,507,054.967
  Sweep Shares.....................................    27,729,281.760
                                                      ---------------
     TOTAL.........................................   213,903,492.317

     Shareholders of each Fund will vote separately on Proposal 1 (approval of investment advisory agreement).

     The presence at the Meeting, in person or by proxy, of the holders of 40% of the shares entitled to be cast of a Fund shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present and entitled to vote. Broker non-votes are proxies received by the Trust from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has (or chooses to exercise) discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

     Votes cast by proxy or in person at the Meeting will be counted by persons appointed as tellers by the Trust.

     The tellers will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. Abstentions and broker non-votes have the effect of votes against the proposal.

     Proxies may be revoked at any time before they are voted by a written revocation received by the Secretary of the Trust, by properly executing a later-dated proxy or by attending the Meeting, requesting return of a proxy and voting in person.

     Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mails by officers of the Trust or BISYS Fund Services, Inc. ("BISYS Fund Services") and their respective affiliates. In addition, Automatic Data Processing, Inc. has been engaged to assist in the solicitation of proxies, at a total estimated cost of approximately $13,230. Morgan Asset Management, Inc. will bear all costs associated with the Meeting, including the cost of solicitation and any costs associated with conducting the Meeting.

                                  PROPOSAL 1:

                APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT
                       WITH MORGAN ASSET MANAGEMENT, INC.

INTRODUCTION

     Prior to June 30, 2004, each Fund was managed by Union Planters Investment Advisors, Inc. ("Former Adviser"), in each instance pursuant to an agreement between the Trust, on behalf of a Fund, and the Former Adviser. Effective July 1, 2004, Union Planters Corporation, the parent of the Former Adviser, merged with and into Regions Financial Corporation ("Regions") (the "Merger"). The Merger constituted a change in control of the Former Adviser and resulted in the automatic termination of the investment advisory agreements for each of the LEADER Growth Equity Fund, dated December 1, 2002, the LEADER Growth & Income Fund, dated October 9, 1998, the LEADER Balanced Fund, dated December 20, 2000, the LEADER Tax-Exempt Bond Fund, dated December 1, 1999, the LEADER Intermediate Bond Fund, dated October 9, 1998, LEADER Short Term Bond Fund, dated December 20, 2000, LEADER Tax-Exempt Money Market Fund, dated August 31, 2000, and LEADER Money Market Fund, dated May 28, 1999, under which the Former Adviser managed each series of LEADER Mutual Funds under the Investment Company Act of 1940, as amended (the "1940 Act") (each a "Former Agreement").

     In anticipation of the automatic termination of the Funds' advisory agreements with the Former Adviser upon consummation of the Merger, the Board of Trustees of the Trust (the "Board") held a special meeting on June 28, 2004 for the purpose of considering a new advisory agreement (the "Special Meeting"). At the Special Meeting the Board approved an interim advisory agreement ("Interim Agreement") between the Trust, on behalf of the Funds, and Morgan Asset Management, Inc. ("MAM"), which took effect on June 30, 2004. This Interim Agreement is substantially similar in all material respects to the form of proposed new advisory agreement set forth in Appendix A except that it includes certain provisions required by the SEC rule governing board approval of interim advisory agreements (such as a maximum term of 150 days, a provision that the Board or a majority of the Fund's shareholders may terminate the Interim Agreement at any time without penalty on 10 days' written notice, a provision that MAM may terminate the Interim Agreement at any time without penalty on 90 days' written notice, and a provision that the compensation earned by MAM thereunder will be held in an interest-bearing escrow account until shareholder approval of a new advisory agreement is obtained, after which the amount in the escrow account (together with any interest) will be paid to the adviser). The compensation to be paid to MAM under the Interim Agreement for services to be provided to each Fund is the same as the compensation that would have been paid to the Former Adviser under each Former Agreement. If shareholders fail to approve the proposed new advisory agreement or the Meeting is otherwise adjourned on November 22, 2004 until a later date, the Board will consider appropriate alternatives for the Funds and their shareholders.

NEW ADVISORY ARRANGEMENT FOR THE LEADER FUNDS

     Shareholders of each Fund are being asked to approve a new investment advisory agreement between MAM and the Trust on behalf of each Fund (the "New Agreement").

     A copy of the proposed New Agreement, as further described below, is set forth as Appendix A to this Proxy Statement. The following description of the new Advisory Agreement is qualified in its entirety by reference to the full text of the agreement as set forth in Appendix A.

     The New Agreement is substantially similar in all material respects to each Former Agreement. There are no material changes in the scope of services being provided. The fees payable to MAM under the New Agreement are the same as the fees payable to the Former Adviser under the Former Agreement.

     The New Agreement between the Trust, on behalf of each Fund, and MAM provides that each Fund will pay MAM a fee equal to the average daily net assets of the Fund as follows:

FUND                                                    ANNUAL FEE RATE
----                                                    ---------------
LEADER Growth Equity Fund............................        0.75%
LEADER Growth & Income Fund..........................        0.75%
LEADER Balanced Fund.................................        0.80%
LEADER Tax-Exempt Bond Fund..........................        0.50%
LEADER Intermediate Bond Fund........................        0.50%
LEADER Short Term Bond Fund..........................        0.55%
LEADER Tax-Exempt Money Market Fund..................        0.40%
LEADER Money Market Fund.............................        0.40%

     Under the Former Agreements, the Former Adviser provided services to each Fund under separate agreements between the Trust, on behalf of each Fund, and the Former Adviser. The New Agreement encompassed all services provided under the Former Agreements in a single agreement for services to all Funds.

     The investment advisory fee rates payable to MAM under the New Agreement are the same as those payable to the Former Adviser under the Former Agreement. During the fiscal year ended August 31, 2004, the Former

Adviser and MAM earned the following amounts for investment advisory services provided to the Funds:

                                            FEES EARNED DURING FISCAL YEAR
                                                ENDED AUGUST 31, 2004
                                            ------------------------------
FUND                                            MAM*       FORMER ADVISER
----                                        ------------   ---------------
LEADER Growth Equity Fund.................  $ 51,673.32      $154,295.68
LEADER Growth & Income Fund...............   192,223.40       913,415.16
LEADER Balanced Fund......................    53,937.92       261,859.16
LEADER Tax-Exempt Bond Fund...............     4,657.20        14,864.58
LEADER Intermediate Bond Fund.............    86,494.03       460,843.58
LEADER Short Term Bond Fund...............    42,342.06       164,560.21
LEADER Tax-Exempt Money Market Fund.......     3,657.50        36,136.19
LEADER Money Market Fund..................    94,321.69       481,189.35

---------------

* Amounts paid to escrow account pending shareholder approval of the New Agreement.

     Under the New Agreement, MAM will provide an investment program for each Fund, make investment decisions for each Fund and place all orders for the purchase and sale of portfolio securities and all other instruments. The activities of MAM are subject to the supervision and control of the Board.

CONSIDERATION OF THE NEW ADVISORY AGREEMENT BY THE BOARD

     The Board, including all of the Trustees who are not "interested persons" as that term is defined in the 1940 Act (the "Independent Trustees"), held two in-person meetings for the purpose of considering the New Agreement. The Board unanimously determined to approve the New Agreement, subject to shareholder approval, at a meeting held on July 13, 2004. In considering the New Agreement, the Board of Trustees, including the Independent Trustees, received and considered materials specifically relating to MAM and the New Agreement. These materials included (i) information regarding the investment performance of investment portfolios managed by MAM; (ii) information about MAM's personnel, research capabilities, operations and proposed management of the Funds; (iii) information regarding each Fund's investment performance and advisory fees under the Former Agreements as well as the advisory fees proposed under the New Agreement; (iv) representations by MAM that it would provide advisory and other services to each Fund of a scope and quality at least equivalent to the scope and quality of the services provided to each Fund under the Former Agreements;
(v) information from MAM regarding the personnel that would provide advisory services to each Fund; (vi) information regarding MAM's soft dollar practices; and (vii) other information regarding MAM, Regions and the Merger.

     In determining to approve the New Agreement, the Board carefully considered the benefits to shareholders of retaining MAM as investment adviser to each Fund. In this regard, the Board considered a number of factors, including, among others, the nature, scope and quality of services that MAM would likely provide under the New Agreement; that the advisory fee rates and other fees paid by the Funds would not change as a result of implementing the New Agreement; the quality and depth of personnel of the MAM organization before and after the Merger; the capacity of MAM to perform its duties under the New Agreement and its commitment to provide these services in the future; the financial standing of MAM and its affiliates; the experience and expertise of MAM as an investment adviser, both in general, as reflected in the amount of assets under management, and in particular, with respect to its experience managing registered investment companies with investment programs similar to those of the Funds. The Board also considered that the terms of the New Agreement would be substantially identical to the terms of the Former Agreements (except for dates of execution, effectiveness and initial term).

     Based on their evaluation of all the factors they deemed to be relevant, the Trustees, including the Independent Trustees, reached the following conclusions: (i) that MAM was committed to providing advisory and other services to each Fund of a scope and quality at least equivalent to the scope and quality of the services provided under the Former Agreements; (ii) that MAM's resources, including the investment professionals proposed to assume primary responsibilities for managing the Funds under the New Agreements, were adequate in light of the services to be provided; (iii) that MAM's research capabilities were at least equivalent to the research capabilities of the Former Advisor; and
(iv) that the proposed advisory fee rates were fair and reasonable based on the anticipated quality of the services to be provided by MAM.

     After reviewing all factors they deemed to be relevant, the Trustees, including the Independent Trustees, unanimously approved the New Agreement with respect to each Fund and directed that it be presented to the Shareholders of each Fund for approval.

ANTICIPATED EFFECTIVE DATE

     With respect to each Fund, the New Agreement will take effect immediately upon its approval by such Fund's shareholders, will continue for an initial term ending September 30, 2005, and will continue in effect for successive annual periods thereafter, in accordance with the terms and conditions described above.

INFORMATION ABOUT MAM

     Founded in 1986, MAM is an indirect wholly owned subsidiary of Regions, a publicly held financial holding company that provides banking and other financial services. MAM's principal offices are located at 417 North 20th Street,

Birmingham, AL 35203. MAM also serves as investment adviser to Regions Morgan Keegan Select Funds, a separately registered investment company consisting of ten open-end funds; Morgan Keegan Select Fund, Inc., a separately registered investment company consisting of two open-end funds; RMK High Income Fund, Inc., a separately registered closed-end investment company listed on the New York Stock Exchange under the ticker symbol RMH; RMK Strategic Income Fund, Inc. a separately registered closed-end investment company listed on the New York Stock Exchange under the ticker symbol RSF; and Regions Morgan Keegan Trust, FSB. As of August 31, 2004, MAM had more than $13 billion in total assets under management.

PORTFOLIO MANAGEMENT

     MAM has several portfolio managers committed to the day-to-day management of the Funds. The following table identifies each Fund's portfolio manager(s):

FUND                                   PORTFOLIO MANAGER(S)
----                          ---------------------------------------
Growth Equity Fund..........  Walter A. Hellwig and Charles A. Murray
Growth & Income Fund........  Walter A. Hellwig
Balanced Fund...............  Walter A. Hellwig
Tax-Exempt Bond Fund........  Chad A. Stafko and John B. Norris
Intermediate Bond Fund......  John B. Norris
Short Term Bond Fund........  James C. Kelsoe
Tax-Exempt Money Market
  Fund......................  Chad A. Stafko and John B. Norris
Money Market Fund...........  Chad A. Stafko and John B. Norris

     Walter A. Hellwig -- Mr. Hellwig has served as a Senior Portfolio Manager for at least the past 5 years. Mr. Hellwig is currently a Senior Vice President and Senior Portfolio Manager of MAM. He previously served in the same capacity with Union Planters Investment Advisors. Mr. Hellwig has twenty-eight years of experience in the investment management and research of equity and fixed income securities in the financial services industry. Mr. Hellwig has a BSBA and an MBA from Washington University of St. Louis.

     James C. Kelsoe, CFA -- Mr. Kelsoe has served as a Senior Portfolio Manager for at least the past 5 years. Mr. Kelsoe is currently Managing Director of Morgan Keegan, Inc., and Senior Portfolio Manager of MAM. Mr. Kelsoe has fourteen years of experience in the investment management and research of fixed income securities and alternative investments in the financial services industry. Mr. Kelsoe has a BS in Finance from the University of Alabama. He is a Chartered Financial Analyst.

     Charles A. Murray -- Mr. Murray has served as a Senior Portfolio Manager for at least the past 5 years. Mr. Murray is currently a Senior Vice President,

Senior Portfolio Manager, and Senior Equity Strategist for MAM. Mr. Murray has over thirty years of experience in investment management, research, and banking. Mr. Murray serves as the Portfolio Manager for the Regions Morgan Keegan Select Mid Cap Growth Fund, Regions Morgan Keegan Select Growth Fund, and Regions Morgan Keegan Select Balanced Fund. Mr. Murray received a Bachelor of Science degree in Finance from the University of Alabama in 1970. He is a Chartered Financial Analyst.

     John B. Norris, V -- Mr. Norris has served as a Senior Portfolio Manager for at least the past 5 years. Mr. Norris is currently a Senior Vice President, Senior Portfolio Manager, and Economist for MAM. He is also the Economist for Regions Financial Corporation. Mr. Norris has twelve years of experience in the investment management and research of money market and fixed income securities in the financial services industry. Mr. Norris has a BA in History from Wake Forest University and a MBA from the University of Baltimore. He is a candidate in the Chartered Financial Analyst program.

     Chad A. Stafko -- Mr. Stafko has served as a Portfolio Manager for at least the past 5 years. Mr. Stafko is currently an Assistant Vice President and Portfolio Manager for MAM. He previously served in the same capacity with Union Planters Investment Advisors. Mr. Stafko has five years of experience in the investment management and research of money market, fixed and equity securities. Prior to joining the financial services industry he was in public accounting. Mr. Stafko has a BS in Finance and an MBA from Southern Illinois University.

DIRECTORS AND OFFICERS OF MAM

     The table below names the principal executive officer and each of the Directors of MAM.

NAME                             TITLE                PRINCIPAL OCCUPATION
----                      --------------------  --------------------------------
Allen B. Morgan, Jr. ...  Director, Chairman    Mr. Morgan has been Chairman of
                                                Morgan Keegan & Company, Inc.
                                                since 1969 and Executive
                                                Managing Director of Morgan
                                                Keegan & Company, Inc. since
                                                1969. He also has served as a
                                                Director of Morgan Asset
                                                Management, Inc. and of Regions
                                                Financial Corporation since 1993
                                                and 2001, respectively.

NAME                             TITLE                PRINCIPAL OCCUPATION
----                      --------------------  --------------------------------
Joseph C. Weller........  Director              Mr. Weller has been Executive
                                                Vice President and Chief
                                                Financial Officer of Morgan
                                                Keegan & Company, Inc. since
                                                1969, Treasurer and Secretary of
                                                Morgan Keegan & Company, Inc.
                                                since 1969, and Executive
                                                Managing Director of Morgan
                                                Keegan & Company, Inc. since
                                                1969. He also has served as a
                                                Director of Morgan Asset
                                                Management, Inc. since 1993.

Charles D. Maxwell......  Secretary, Treasurer  Mr. Maxwell has been a Managing
                                                Director of Morgan Keegan &
                                                Company, Inc. since 1998 and
                                                Assistant Treasurer and
                                                Assistant Secretary of Morgan
                                                Keegan & Company, Inc. since
                                                1994. He has been Secretary and
                                                Treasurer of Morgan Asset
                                                Management, Inc. since 1993. He
                                                was Senior Vice President of
                                                Morgan Keegan & Company, Inc.
                                                from 1995 to 1997. Mr. Maxwell
                                                was also with Ernst & Young, LLP
                                                from 1976 to 1986 and served as
                                                a Senior Manager from 1984 to
                                                1986.

J. Kenneth Alderman.....  Vice Chairman, CEO    Mr. Alderman has been President
                                                of Regions Morgan Keegan Trust
                                                Company and Chief Executive
                                                Officer of Morgan Asset
                                                Management, Inc. since 2002. He
                                                has been Executive Vice
                                                President of Regions Financial
                                                Corporation since 2000. He
                                                served Regions as Senior Vice
                                                President and Capital Management
                                                Group Director and investment
                                                adviser to the Regions Financial
                                                Corporation proprietary fund
                                                family from 1995 to 2000. He is
                                                a Certified Public Accountant
                                                and a Chartered Financial
                                                Analyst.


NAME                             TITLE                PRINCIPAL OCCUPATION
----                      --------------------  --------------------------------
Carter E. Anthony.......  President & Chief     From 2002 to present, Mr.
                          Investment Officer    Anthony has served as President
                                                and Chief Investment Officer of
                                                Morgan Asset Management, Inc.
                                                From 2000 to 2002, he served as
                                                Executive Vice President and
                                                Director of Capital Management
                                                Group, Regions Financial
                                                Corporation. From 1989 to 2000,
                                                Mr. Anthony was Vice
                                                President-Trust Investments,
                                                National Bank of Commerce.

     The address of Messrs. Morgan, Weller, and Maxwell is Fifty North Front Street, 21st Floor, Memphis, Tennessee 38103. The address of Messrs. Alderman and Anthony is 417 North 20th Street, 15th Floor, Birmingham, Alabama 35203.

SIMILAR FUNDS MANAGED BY MAM

     Shown below is information regarding registered investment companies with investment objectives similar to the Funds of the Trust for which MAM provides investment advisory services (in each case pursuant to an investment advisory agreement.)

                                        TOTAL NET ASSETS AS
LEADER MUTUAL           SIMILAR FUND    OF AUGUST 31, 2004    ADVISORY FEE OF
FUND SERIES            MANAGED BY MAM     OF SIMILAR FUND     SIMILAR FUND(1)   WAIVER(2)
-------------          --------------   -------------------   ---------------   ---------
LEADER Growth Equity   Regions Morgan      $401,507,276            0.80           (0.05)
  Fund                 Keegan Select
                       Growth Fund

LEADER Growth &        Regions Morgan       206,813,046            0.80           (0.05)
  Income Fund          Keegan Select
                       Value Fund

LEADER Balanced Fund   Regions Morgan       123,870,146            0.80           (0.05)
                       Keegan Select
                       Balanced Fund

LEADER Short Term      Regions Morgan       170,514,465            0.70           (0.20)
  Bond Fund            Keegan Select
                       Limited
                       Maturity
                       Government
                       Fund

LEADER Intermediate    Regions Morgan       294,303,648            0.75           (0.25)
  Bond Fund            Keegan Select
                       Fixed Income
                       Fund

LEADER Tax-Exempt      Regions Morgan        69,940,207            0.50           (0.50)
  Bond Fund            Keegan Select
                       Intermediate
                       Tax-Exempt
                       Bond Fund


                                        TOTAL NET ASSETS AS
LEADER MUTUAL           SIMILAR FUND    OF AUGUST 31, 2004    ADVISORY FEE OF
FUND SERIES            MANAGED BY MAM     OF SIMILAR FUND     SIMILAR FUND(1)   WAIVER(2)
-------------          --------------   -------------------   ---------------   ---------
LEADER Money Market    Regions Morgan       814,091,221            0.50           (0.30)
  Fund                 Keegan Select
                       Treasury Money
                       Market Fund

LEADER Tax-Exempt      Regions Morgan        54,850,589            0.50           (0.35)
  Money Market Fund    Keegan Select
                       Government
                       Money Market
                       Fund


---------------

1 The stated advisory fee does not give effect to any waiver of the advisory fee by MAM.

2 The waivers reflected in this table show the portion of the management fee MAM expects to voluntarily waive during the fiscal year of December 1, 2003 to November 30, 2004 for each Similar Fund advised by MAM. These waivers may be terminated at any time at the sole discretion of MAM.

REQUIRED VOTE

     Approval of Proposal 1 with respect to each Fund will require the vote of a "majority of the outstanding voting securities of the Fund" as defined in the 1940 Act. This means the lesser of (1) 67% or more of the Shares of the Fund present at the Meeting if the owners of more than 50% of the Shares of the Fund then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding Shares of the Fund entitled to vote at the Meeting.

                THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT
                 TRUSTEES, UNANIMOUSLY RECOMMENDS YOU VOTE FOR
                            APPROVAL OF PROPOSAL 1.

                                 MISCELLANEOUS

     Other Business. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

     Ownership Information. Appendix B sets forth those persons who are known to be beneficial owners of more than five percent of the shares of any Investor of any Fund as of the Record Date. As of the Record Date, the Trustees and Officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each Fund.

     Date for Receipt of Shareholders' Proposals for Subsequent Meetings of Shareholders. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders and the Trust does not currently intend to hold any annual meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, at Leader Mutual Funds, 3435 Stelzer Road, Columbus, Ohio 43219. Shareholder proposals for inclusion in the Trust's proxy statement for any special meeting must be received by the Trust a reasonable period of time before the Trust begins to print and mail its proxy materials. The timely submission of a proposal does not guarantee its inclusion.

     Adjournment. In the event that sufficient votes in favor of the proposal set forth in the Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to occur within a reasonable time after the date set for the original meeting to permit further solicitation of proxies with respect to such proposal. Any adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposal. They will vote against any such adjournment those proxies required to be voted against such proposal. Abstentions and broker non-votes will not be voted on any proposed adjournment. The costs of any such additional solicitation and of any adjourned session will be borne by MAM.

     Addresses of Investment Adviser, Administrator and Distributor. MAM, the proposed Investment Adviser for each Fund, is located at 417 North 20th Street, Birmingham, Alabama 35203. BISYS L.P. each Fund's administrator and distributor, is located at 3435 Stelzer Road, Columbus, Ohio 43219.

     Address of Principal Executive Officers. The address of each of the Trust's principal executive officers is 3435 Stelzer Road, Columbus, Ohio 43219.

                                  APPENDIX A:
                     FORM OF INVESTMENT ADVISORY AGREEMENT

                              LEADER MUTUAL FUNDS

                         INVESTMENT ADVISORY AGREEMENT

     AGREEMENT made as of [          ], 2004 between LEADER Mutual Funds, a
Massachusetts business trust (herein called the "Trust"), and Morgan Asset Management, Inc. (herein called the "Investment Adviser").

     WHEREAS, the Trust is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Trust desires to retain the Investment Adviser to furnish investment advisory services to each investment portfolio of the Trust listed in Schedule A hereto, as such schedule may be amended from time to time (each such series hereinafter referred to as a "Fund" and collectively as the "Funds"), and the Investment Adviser represents that it is willing and possesses legal authority to furnish such services;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

          1. Appointment. The Trust hereby appoints the Investment Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

          2. Management. Subject to the supervision of the Trust's Board of Trustees, the Investment Adviser will provide a continuous investment program for the Trust, including investment research and management with respect to all securities and investments and cash equivalents of the Funds. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to a Fund. The Investment Adviser will provide the services under this Agreement in accordance with the Trust's investment objective, policies and restrictions as stated in the Prospectus and resolutions of the Trust's Board of Trustees. The Investment Adviser further agrees that it:

             (a) will use the same skill and care in providing such services as it uses in providing services to any fiduciary accounts for which it has investment responsibilities;

             (b) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Investment Adviser;

             (c) will place orders pursuant to its investment determinations for the Trust either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Investment Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Investment Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Investment Adviser with research advice and other services. Unless and until appropriate procedures are adopted by the Trustees of the Trust under Rule 17e-1 of the 1940 Act and unless the provisions of such Rule are complied with, portfolio securities will not be purchased from or sold to BISYS Fund Services, the Investment Adviser, or any affiliated person of the Trust, BISYS Fund Services, or the Investment Adviser;

             (d) will maintain all books and records with respect to the Trust's securities transactions and will furnish the Trust's Board of Trustees such periodic and special reports as the Board may request; and

             (e) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present or potential interestholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

          3. Services Not Exclusive. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

          4. Books and Records. In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 3la-3 under the 1940 Act the records required to be maintained by Rule 3la-1 under the 1940 Act.

          5. Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Trust.

          6. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Trust will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefore a fee computed daily and paid monthly, based on the average daily net assets of each Fund as set forth on the Schedule B hereto.

          7. Limitation of Liability. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by the Investment Adviser of its obligations and duties under this Agreement.

          8. Duration and Termination. This Agreement will become effective as to the Trust and to each Fund as of the date first written above, provided that it shall have been approved by vote of a majority of the outstanding voting securities of each Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until September 30, 2005.

          Thereafter, if not terminated, this Agreement shall continue in effect for successive periods of twelve months each ending on December 31st of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or, with respect to a particular Fund, by the vote of a majority of the outstanding voting securities of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to one or more Funds at any time on sixty days' written notice, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting securities of such Fund) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. If the Investment Adviser requires the Trust or a Fund to change its name so as to eliminate all references to the word "LEADER," then this Agreement shall automatically terminate at the time of such change unless the continuance of this Agreement after such change shall have been specifically approved by vote of a majority of the outstanding voting securities of the affected Fund and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust or the Investment Adviser, cast in person at a meeting called for the purpose of voting on such approval. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meaning of such terms in the 1940 Act.)

          9. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

          10. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the Commonwealth of Massachusetts.

     A copy of the Agreement and Declaration of Trust establishing the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed with respect to each Fund on behalf of the Trust by officers of the Trust as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the applicable Fund.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                    LEADER MUTUAL FUNDS

Seal                                By: -------------------------------------

                                    Title: -----------------------------------

                                    MORGAN ASSET
                                    MANAGEMENT, INC.

Seal                                By: -------------------------------------

                                    Title: -----------------------------------

                                                                      SCHEDULE A

     LEADER Growth Equity Fund
     LEADER Growth & Income Fund
     LEADER Balanced Fund
     LEADER Tax-Exempt Bond Fund
     LEADER Intermediate Bond Fund
     LEADER Short Term Bond Fund
     LEADER Tax-Exempt Money Market Fund
     LEADER Money Market Fund

                                                                      SCHEDULE B

FUND                                           ANNUAL FEE RATE*
----                                           ----------------
LEADER Growth Equity Fund...................         0.75%
LEADER Growth & Income Fund.................         0.75%
LEADER Balanced Fund........................         0.80%
LEADER Tax-Exempt Bond Fund.................         0.50%
LEADER Intermediate Bond Fund...............         0.50%
LEADER Short Term Bond Fund.................         0.55%
LEADER Tax-Exempt Money Market Fund.........         0.40%
LEADER Money Market Fund....................         0.40%

---------------

* The Annual Fee Rates are based on the average daily net assets of the particular Fund.

                          APPENDIX B:  5% SHAREHOLDERS

     The table below sets forth the persons who are known to be beneficial owners of more than 5% of the shares of any class of any Fund as of the Record Date.

                                                                  AMOUNT AND
                                                                  NATURE OF
NAME OF FUND AND                                                  BENEFICIAL     PERCENT
CLASS OF SHARES          NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
----------------         ------------------------------------     ----------     --------
GROWTH EQUITY FUND

  Investor A Shares     ASTON & COMPANY                            462,460.599   85.70%
                        PO BOX 523
                        BELLEVILLE IL 62222
                        MORGAN KEEGAN AND CO FBO

                        CHARLES A SHEPPARD IRA                      40,586.831    7.52%
                        2528 W 17TH ST
                        INDIANAPOLIS IN 46222

  Investor B Shares     MORGAN KEEGAN AND CO FBO                    24,293.166   64.49%
                        VELMA VILLAFRANCA IRA
                        11540 SHEFFIELD
                        FLORISSANT MO 63033

                        MORGAN KEEGAN AND CO FBO                      2,215.19    5.88%
                        MICHAEL S SANTY 115
                        TALLMADGE CT
                        HUNTSVILLE AL 35824

  Institutional Shares  UNION PLANTERS ISTCO                     3,005,806.472   99.65%
                        PO BOX 523
                        BELLVILLE IL 62222-0523

GROWTH & INCOME FUND

  Investor A Shares     ASTON & COMPANY                            259,081.261   55.37%
                        PO BOX 523
                        BELLEVILLE IL 62222
                        MORGAN KEEGAN AND CO FBO                    71,362.828   15.25%
                        LINDA S HUTCHINSON ROTH IRA
                        3618 DIXIE DR
                        SAINT ANN MO 63074

  Investor B Shares     MORGAN KEEGAN AND CO FBO                    40,944.127   64.23%
                        MOIRA J ROMINE ROTH IRA
                        10306 E EDGEWOOD AVE
                        INDIANAPOLIS IN 46239

                        MORGAN KEEGAN AND CO FBO                     3,792.299    5.95%
                        JOSEPH EASON
                        7069 KENNEDY
                        ST LOUIS MO 63130

  Institutional Shares  UNION PLANTERS ISTCO                     3,142,489.401   57.98%
                        PO BOX 523
                        BELLVILLE IL 62222-0523


                                                                  AMOUNT AND
                                                                  NATURE OF
NAME OF FUND AND                                                  BENEFICIAL     PERCENT
CLASS OF SHARES          NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
----------------         ------------------------------------     ----------     --------
                        STERLING TRUST COMPANY AS AGENT UNION    2,150,807.663   39.68%
                        PLANTERS BANK AS TRUSTEE FBO
                        1380 LAWRENCE STREET STE 1400
                        DENVER CO 80204

BALANCED FUND

  Investor A Shares     MORGAN KEEGAN AND CO FBO                    58,049.848   40.18%
                        DANITA WIGGINS ROTH IRA
                        6536 MYRON AVE
                        SAINT LOUIS MO 63121

                        FEDERATED INVESTORS TRUST COMPANY            28,122.84   19.47%
                        NORTHEAST ARKANSAS CLINIC
                        5800 CORPORATE DRIVE
                        ATTN RELATIONSHIP MANAGER
                        PITTSBURGH PA 15237-7000

                        MORGAN KEEGAN AND CO FBO                     8,614.994    5.96%
                        JOHN C SNYDER
                        U A 8 12 83
                        JOHN C CARMA
                        G SNYDER JOINT TR
                        DECATUR IL 62521-3731

  Investor B Shares     MORGAN KEEGAN AND CO FBO                    71,450.052   65.86%
                        NANCY L PATTERSON ROTH IRA
                        10117 GUILFORD
                        INDIANAPOLIS IN 46280

                        MORGAN KEEGAN AND CO FBO                     8,403.479    7.75%
                        JOSEPH EASON
                        7069 KENNEDY
                        ST LOUIS MO 63130

  Institutional Shares  STERLING TRUST COMPANY AS AGENT UNION    5,195,164.126   99.52%
                        PLANTERS BANK AS TRUSTEE FBO
                        1380 LAWRENCE ST STE 1400
                        DENVER CO 80204

TAX-EXEMPT BOND FUND

  Investor A Shares     ASTON & COMPANY                             138,952.89   71.41%
                        PO BOX 523
                        BELLEVILLE IL 62222

  Investor B Shares     MORGAN KEEGAN AND CO FBO                    19,273.993   13.40%
                        UM ROGERS
                        2836 VALLEY HOME ROAD
                        MORRISTOWN TN 37813


                                                                  AMOUNT AND
                                                                  NATURE OF
NAME OF FUND AND                                                  BENEFICIAL     PERCENT
CLASS OF SHARES          NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
----------------         ------------------------------------     ----------     --------
                        MORGAN KEEGAN AND CO FBO                       9,847.3    6.85%
                        CARL E MOYERS
                        2947 FALCON ROAD
                        WHITE PINE TN 37890

                        MORGAN KEEGAN AND CO FBO                     8,419.772    5.86%
                        ERNEST K BEST
                        1402 BEAUMONT AVE
                        MARYVILLE TN 37803

                        MORGAN KEEGAN AND CO FBO                     8,419.772    5.86%
                        EDNA M BEST
                        1402 BEAUMONT AVE
                        MARYVILLE TN 37803

                        MORGAN KEEGAN AND CO FBO                     8,147.612    5.67%
                        RUTH C HOLT
                        669 E HUNT RD
                        ALCOA TN 37701

  Institutional Shares  UNION PLANTERS ISTCO                      1,252,142.22   97.57%
                        PO BOX 523
                        BELLVILLE IL 62222-0523

INTERMEDIATE BOND FUND

  Investor A Shares     ASTON & COMPANY                            361,979.752   65.03%
                        PO BOX 523
                        BELLEVILLE IL 62222

                        MORGAN KEEGAN AND CO FBO                     63,238.26   11.36%
                        DAVID YOUNG IRA
                        77259 DONNIE ROAD
                        FOLSOM LA 70437

  Investor B Shares     MORGAN KEEGAN AND CO FBO                    35,618.269   52.51%
                        GARY W WEBB IRA
                        9504 WEST MILTON
                        OVERLAND MO 63114

  Institutional Shares  UNION PLANTERS ISTCO                     6,666,373.672   90.10%
                        PO BOX 523
                        BELLVILLE IL 62222-0523

                        STERLING TRUST COMPANY AS AGENT UNION      624,976.782    8.45%
                        PLANTERS BANK AS TRUSTEE FBO
                        1380 LAWRENCE ST STE 1400
                        DENVER CO 80204


                                                                  AMOUNT AND
                                                                  NATURE OF
NAME OF FUND AND                                                  BENEFICIAL     PERCENT
CLASS OF SHARES          NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
----------------         ------------------------------------     ----------     --------
SHORT TERM BOND FUND

  Investor A Shares     ASTON & COMPANY                             490,705.36   73.93%
                        PO BOX 523
                        BELLEVILLE IL 62222

                        MORGAN KEEGAN AND CO FBO                    41,773.728    6.29%
                        CARL B TERRY IRA
                        4150 W 116TH ST
                        ZIONSVILLE IN 46077

  Investor B Shares     MORGAN KEEGAN AND CO FBO                    49,103.188   36.62%
                        MARGARET E COSBY IRA
                        7919 CROSSGATE LANE
                        INDIANAPOLIS IN 46227

                        MORGAN KEEGAN AND CO FBO                    10,135.108    7.56%
                        JAMES O MCCALL
                        708 BINFIELD RD
                        MARYVILLE TN 37801

                        MORGAN KEEGAN AND CO FBO                     9,612.598    7.17%
                        HAROLD D BARBER
                        P O BOX 819
                        COLLATERAL ACCT W PERRY
                        HOHENWALD TN 38462

                        NFSC FEBO PFK-002364                         8,955.079    6.68%
                        NFS FMTC ROLLOVER IRA
                        PO BOX 549
                        LAKE CITY TN 37769

                        MORGAN KEEGAN AND CO FBO                     7,317.829    5.46%
                        NANCY HUGHES SMITH
                        P O BOX 102
                        PEKIN IN 47165

  Institutional Shares  UNION PLANTERS ISTCO                     4,931,550.187   80.77%
                        PO BOX 523
                        BELLVILLE IL 62222-0523

                        STERLING TRUST COMPANY AS AGENT UNION    1,116,854.472   18.29%
                        PLANTERS BANK AS TRUSTEE FBO
                        1380 LAWRENCE ST STE 1400
                        DENVER CO 80204

TAX-EXEMPT MONEY MARKET FUND

  Investor A Shares     MORGAN KEEGAN & CO INC                    1,954,136.51   92.37%
                        50 N FRONT ST
                        MORGAN KEEGAN TOWER
                        ATTN DEBORAH MCDONALD
                        MEMPHIS TN 38103


                                                                  AMOUNT AND
                                                                  NATURE OF
NAME OF FUND AND                                                  BENEFICIAL     PERCENT
CLASS OF SHARES          NAME AND ADDRESS OF BENEFICIAL OWNER     OWNERSHIP      OF CLASS
----------------         ------------------------------------     ----------     --------
                        MATTHEW P MURPHY                            159,452.21    7.54%
                        7911 ELM LEAF DR
                        GERMANTOWN TN 38138

  Sweep Shares          UNION PLANTERS BANK                       1,109,271.02     100%
                        P O BOX 387
                        ATTN LINDA P DUNN
                        MEMPHIS TN 38147

  Institutional Shares  ISTCO A PARTNERSHIP                      16,393,389.78   99.33%
                        PO BOX 523
                        BELLVILLE IL 62222-0523

MONEY MARKET FUND

  Investor A Shares     MORGAN KEEGAN & CO INC                   61,626,398.11   98.34%
                        50 N FRONT ST
                        MORGAN KEEGAN TOWER
                        ATTN DEBORAH MCDONALD
                        MEMPHIS TN 38103

  Sweep Shares          UNION PLANTERS BANK                      27,729,271.02     100%
                        P O BOX 387
                        ATTN LINDA P DUNN
                        MEMPHIS TN 38147

  Institutional Shares  BANK OF HAWAII                              52,246,109   42.30%
                        PO BOX 1930
                        HONOLULU HI 96805-1930

                        UNION PLANTERS ISTCO                     50,091,247.61   40.56%
                        PO BOX 523
                        BELLVILLE IL 62222-0523

                        STERLING TRUST COMPANY AS AGENT UNION   21,041,694.137   17.04%
                        PLANTERS BANK AS TRUSTEE FBO
                        1380 LAWRENCE ST STE 1400
                        DENVER CO 80204


                              LEADER MUTUAL FUNDS

                              LEADER MUTUAL FUNDS
                           LEADER GROWTH EQUITY FUND
                          LEADER GROWTH & INCOME FUND
                              LEADER BALANCED FUND
                          LEADER TAX-EXEMPT BOND FUND
                         LEADER INTERMEDIATE BOND FUND
                          LEADER SHORT TERM BOND FUND
                      LEADER TAX-EXEMPT MONEY MARKET FUND
                            LEADER MONEY MARKET FUND


       [LEADER FUND NAME]
       (THE "FUND")

       THIS SOLICITATION IS BEING MADE ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned shareholder, by completing this form, does thereby appoint R. Jeffrey Young, Charles J. Daly and Timothy S. Engelbrecht, and each of them, with power of substitution, attorneys and proxies of the undersigned, and does thereby request that all shares of the Funds which the undersigned is entitled to vote be cast as directed at the Special Meeting of Shareholders of LEADER Mutual Funds (the "Trust"), to be held at 10:00 a.m., Eastern Time, on November 22, 2004 at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219, and at any adjournment thereof.



FUND AND TOTAL SHARES         PLEASE VOTE, DATE, SIGN EXACTLY
AS SHOWN BELOW                AS YOUR NAME APPEARS BELOW, AND RETURN THIS FORM
                              IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                              NOTE: The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and revokes any proxy heretofore given with respect to the votes covered by this proxy.

                              Dated________________, 2004

                              ----------------------------------
                              (Signature)

Please fill in box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.


If you complete and sign the proxy, we'll vote it exactly as you tell us. The proxies are authorized to vote in their discretion upon any matters as may properly come before the meeting or any adjournments of the meeting.

IF YOU SIMPLY SIGN THE PROXY, OR FAIL TO PROVIDE YOUR VOTING INSTRUCTIONS ON A PROPOSAL, THE PROXIES WILL VOTE FOR THE PROPOSAL.

THE TRUSTEES RECOMMEND A VOTE FOR
APPROVAL OF THE FOLLOWING PROPOSAL:
                                                   FOR     AGAINST     ABSTAIN
1.   PROPOSAL TO APPROVE A NEW ADVISORY            [  ]      [  ]        [  ]
     AGREEMENT BETWEEN LEADER MUTUAL FUNDS
     AND Morgan Asset Management, INC.




                                  END OF FILING